                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                  Smith Barney Convertible Fund (the "Fund")

                        Supplement dated March 6, 2003
                     to Prospectus dated November 28, 2002

   The following information supersedes, as applicable, certain information set forth in the Prospectus of the Fund listed above under the section "Sales Charges - Class Y Shares" and in the Statement of Additional Information under the section "Purchase of Shares."

Class Y shares
   You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $5,000,000 initial investment requirement. You can also use a letter of intent to meet this requirement by buying Class Y shares over a 6-month period. To qualify, you must initially invest $1,000,000.



FD 02717